Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

ASSOCIATED CAPITAL GROUP, INC.

AND

THE GABELLI AFFILIATES

[                ], 2015

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of [              ], 2015 (but effective as provided in Section 8(k)), by and among Associated Capital Group, Inc., a Delaware corporation (the “Company” or “ACG”), on the one hand, and Mario J. Gabelli and GGCP, Inc. (the “Gabelli Affiliates”), on the other hand.  Certain capitalized terms used in this Agreement are defined in Annex A hereto.

WITNESSETH:

WHEREAS, as of the date of this Agreement, the Gabelli Affiliates own shares of Class A Common Stock, par value $0.001 per share (“GAMCO Class A Stock”), of GAMCO Investors, Inc., a Delaware corporation (“GAMCO”), and shares of Class B Common Stock of GAMCO, par value $0.001 per share (“GAMCO Class B Stock”);

WHEREAS, GAMCO intends to distribute (the “Distribution”) to the holders of GAMCO Class A Stock all of the outstanding shares of the Company’s Class A Common Stock, $0.001 par value (the “Class A Common Stock”), and to the holders of GAMCO Class B Stock all of the outstanding shares of the Company’s Class B Common Stock, $0.001 par value (the “Class B Common Stock”); and

WHEREAS, the Company and the Gabelli Affiliates wish to provide for benefits and restrictions applicable to the Shares owned by the Gabelli Affiliates following the Distribution, all as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

1.                                      Demand Registration by the Gabelli Affiliates of the Shares.

(a)                                 Demand Registration.  One or more of the Gabelli Affiliates may request in writing that the Company file a registration statement on an appropriate form for the general registration of securities under the Securities Act, and include therein such number of the Shares owned by such Gabelli Affiliate as such person may specify in its written request; provided, however, that (i) the Company shall not be required to file a registration statement pursuant to this Section 1 if (x) the Shares requested to be so registered do not, together with any Shares timely requested to be registered by the other Gabelli Affiliate pursuant to the third-to-last sentence of this Section 1(a), have an aggregate Market Price exceeding the Rule 144 Threshold as of the Trading Day immediately preceding the expiration of the applicable Notice Period under such sentence or (y) the Company delivers to each Gabelli Affiliate requesting registration under this Section 1 an opinion of counsel to the Company (such opinion and such counsel to be reasonably acceptable to each such Gabelli Affiliate, it being agreed that the Company’s regular outside securities counsel shall be deemed to be reasonably acceptable counsel for this purpose) to the effect that the Shares proposed to be registered by such person may be offered and sold by such person to the public in the United States together with the Shares, if any, requested to be registered by all other Gabelli Affiliates (I) without registration pursuant to an effective registration statement under the Securities Act and (II) within the volume limitations under Rule 144(e) promulgated under the Securities Act (or any successor rule or regulation) whether or not such volume limitations are then applicable and (ii) the Gabelli Affiliates shall in the aggregate have the right on only ten (10) occasions to require the Company to file a registration statement pursuant to this Section 1.  All requests made pursuant to this paragraph shall specify the aggregate number of Shares to be registered and the intended methods of disposition thereof, which methods may include an underwritten public offering.  Upon receipt of a written request for registration from a Gabelli Affiliate pursuant to this Section 1(a), the Company shall promptly give written notice of the proposed registration to each such other Gabelli Affiliate and provide each such other holder with the opportunity to join in such request by written notice to the Company specifying the aggregate number of Shares to be registered by such holder within 20 days from the date of the Company’s written notice (such period is referred to as the “Notice Period”).  Subject to Section 1(c) of this Agreement, the Company will use its reasonable best efforts to ensure that each registration statement required to be filed pursuant to this Section 1 shall be filed with the Securities and Exchange Commission (the “Commission”) as promptly as reasonably practicable, but no later than 30 days after receipt of such request by the Company, and the Company shall use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as promptly thereafter as practicable; provided, however, that the Company shall not be required to maintain such effectiveness for more than 90 days.  Notwithstanding the Company’s rights to effect a Suspension of Filing or Suspension of Effectiveness in Section 1(c), the Gabelli Affiliates that made the registration request under this Section 1(a) shall have the right to withdraw any such request, and such withdrawn request shall not count as a demand registration under clause (ii) of this Section 1(a), if (1) the registration statement required to be filed pursuant to this Section 1 is not filed with the Commission by the date that is 45 days after such request is received by the Company and has not at the time of such withdrawal been filed with the Commission, or is not declared effective by the date that is 90 days after the date such registration statement is filed with the Commission and has not at the time of such withdrawal been declared effective, and (2) in either case, such Gabelli Affiliates notify the Company of the withdrawal of such request no later than 10 days after such 45th or 90th day, as the case may be.

(b)                                 Concurrent Primary Offering.  Anything in this Section 1 to the contrary notwithstanding, if the Company at the time of receipt of a request for registration pursuant to this Section 1 has a bona fide intent and plan to file a registration statement (other than on Form S-4 or S-8 or any successor forms) covering a primary offering by the Company of its Common Equity Securities, the Company, by notice to the applicable Gabelli Affiliates, may delay the filing (but not the preparation) of the requested registration statement for a period ending on the earlier of (i) 60 days after the closing of such offering or (ii) 120 days after receipt of the request for registration; and, provided, further, if the Company either abandons its plan to file such registration statement or does not file the same within 75 days after receipt of such request, the Company shall promptly thereafter file the requested registration statement.  The Company may not, pursuant to this Section 1(b), delay the filing of a requested registration statement more than once during any two-year period.

(c)                                  Suspension of Offering.  Upon notice by the Company to any Gabelli Affiliate which has requested registration under this Section 1 that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require disclosure in the registration statement for the requested registration and such disclosure would, in the good faith judgment of the board of directors of the Company, be materially adverse to the business interests of the Company, and the nondisclosure of which in the registration statement would reasonably be expected to cause the registration statement to fail to comply with applicable disclosure requirements (a “Materiality Notice”), the Company may delay the filing (but not the preparation) of such registration statement (a “Suspension of Filing”).  Upon the delivery of a Materiality Notice by the Company pursuant to the preceding sentence at any time when a registration statement has been filed but not declared effective, the Company may delay seeking the effectiveness of such registration statement (a “Suspension of Effectiveness”), and each Gabelli Affiliate named therein shall immediately discontinue any offers of Shares under such registration statement until such Gabelli Affiliate receives copies of a supplemented or amended prospectus that corrects such misstatement or omission, or until it is advised in writing by the Company that offers under such registration statement may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in such registration statement.  Upon the delivery of a Materiality Notice by the Company pursuant to the first sentence of this Section 1(c) at any time when a registration statement has been filed and declared effective, each Gabelli Affiliate named therein shall immediately discontinue offers and sales of Shares under such registration statement until such Gabelli Affiliate receives copies of a supplemented or amended prospectus that corrects such misstatement or omission and notice that any post-effective amendment has become effective, or until it is advised in writing by the Company that offers under such registration statement may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference in the registration statement (a “Suspension of Offering;” a Suspension of Filing, a Suspension of Effectiveness and a Suspension of Offering are collectively referred to herein as, “Suspensions”).  If so directed by the Company, each Gabelli Affiliate will deliver to the Company all copies (other than permanent file copies then in such Gabelli Affiliate’s possession) of any prospectus covering Shares in the possession of such Gabelli Affiliate or its agents current at the time of receipt of any Materiality Notice.  In any 12-month period, the aggregate time of all Suspensions shall not, without the consent of a majority of the Gabelli Affiliates (by number of Shares held), which consent shall not be unreasonably withheld, exceed 180 days.  If interrupted by a Suspension of Offering, any 90-day period in respect of which the Company is required to maintain the effectiveness of a registration statement pursuant to Section 1(a) of this Agreement shall be extended by the number of days during which the Suspension of Offering was in effect.  In the event of any Suspension of Offering of more than 30 days in duration prior to which the Gabelli Affiliates have sold less than 75% of the Shares to be sold in such offering, the Gabelli Affiliates shall be entitled to withdraw such registration prior to the later of (i) the end of the Suspension of Offering and (ii) three business days after the Company has provided the Gabelli Affiliates written notice of the anticipated date on which the Suspension of Offering will end, and, if such registration is withdrawn, the related demand for registration shall not count for the purposes of the limitations set forth under clause (ii) of Section 1(a).

(d)                                 Market Price; Trading Day.  For purposes of this Section 1:

(i)                                     “Market Price” of a share of Class A Common Stock shall mean the weighted average of the closing prices for the Class A Common Stock on each Trading Day (as defined below) in the 30-day period ending on the day prior to the date of determination as reported in the consolidated transaction reporting system of the New York Stock Exchange or on the comparable reporting system of such other exchange or trading system that is at the time the principal market for the Class A Common Stock.

(ii)                                  “Trading Day” shall mean any day on which trading takes place on the New York Stock Exchange or such other exchange or trading system that is at the time the principal market for the Class A Common Stock.

2.                                      Piggyback Registration of the Shares.

If the Company proposes to file a registration statement under the Securities Act with respect to an offering (a) by any other holder of any Common Equity Securities or (b) by the Company for its own account of any Common Equity Securities (other than a registration statement on Form S-4 or S-8, or any successor form or a form filed in connection with an exchange offer or an offering of securities solely to the existing stockholders of the Company), the Company shall give written notice of such proposed filing to each of the Gabelli Affiliates at least 20 days before the anticipated filing date which shall state whether such registration will be in connection with an underwritten offering and offer such Gabelli Affiliates the opportunity to include in such registration statement such number of the Shares as such Gabelli Affiliate may request not later than three business days prior to the anticipated filing date.  The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit such Gabelli Affiliates to be included in the registration for such offering and to include such Shares in such offering on the same terms and conditions as the Common Equity Securities included in such offering.  If such proposed offering is to be underwritten, then upon request by the managing underwriter or underwriters given to such Gabelli Affiliates prior to the effective date of the offering, any Gabelli Affiliate electing to have Shares included in the registration statement shall either enter into underwriting agreements with customary terms and conditions for a secondary offering with such underwriter or underwriters providing for the inclusion of such number of the Shares owned by such Gabelli Affiliate in such offering on such terms and conditions or, if such Gabelli Affiliate shall refuse to enter into any such agreement, the Company shall have the right to exclude from such registration all (but not less than all) of the Shares of such Gabelli Affiliate.  Notwithstanding the foregoing, (x) in no event will any Gabelli Affiliate be required in such underwriting agreement (or in any other agreement in connection with such offering) to (i) make any representations or warranties to or agreements with the underwriters other than representations, warranties or agreements customarily made by selling securityholders in underwritten secondary offerings, (ii) make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Gabelli Affiliate, the ownership of such Gabelli Affiliate’s Common Equity Securities, the authorization, validity and binding effect of transaction documents executed by such Gabelli Affiliate in connection with such registration and such Gabelli Affiliate’s intended method or methods of distribution and any other representation required by law; provided that no Gabelli Affiliate shall be required to make any representation or warranty to any person covered by the indemnity in Section 6(b) other than on a several (and not joint) basis, or (iii) furnish any indemnity to any person which is broader than the indemnity customarily furnished by selling security holders in underwritten offerings; provided that no Gabelli Affiliate shall be required to furnish any indemnity broader than the indemnity furnished by such Gabelli Affiliate in Section 6(b) to any person covered by the indemnity in Section 6(b), and (y) if the managing underwriter or underwriters of such offering informs the Gabelli Affiliates in writing that the number of Shares which the Gabelli Affiliates intend to include in such offering is sufficiently large so as to affect materially and adversely the success of such offering, the Shares to be offered for the account of the Gabelli Affiliates shall first be reduced pro rata to the extent necessary to reduce the total number of shares of Class A Common Stock to be included in such offering to the number recommended by such managing underwriter.

3.                                      Holdback Agreements.

(a)                                 Restrictions on Public Sale by Gabelli Affiliates.  To the extent not inconsistent with applicable law, each Gabelli Affiliate agrees not to offer publicly or effect any public sale or distribution of Common Equity Securities, including a sale pursuant to Rule 144 under the Securities Act (or any successor rule or regulation), during the seven days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed by the Company pursuant to which any such shares or securities are being registered (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

(b)                                 Restrictions on Public Sale by the Company and Others.  The Company agrees (i) that during the seven days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed at the request of a Gabelli Affiliate pursuant hereto, the Company will not offer publicly or effect any public sale or distribution of Common Equity Securities (other than any such sale or distribution of such securities in connection with any merger or consolidation of the Company or any subsidiary with, or the acquisition by the Company or a subsidiary of the capital stock or substantially all of the assets of, any other person or any offer or sale of such securities pursuant to a registration statement on Form S-8), and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed Common Equity Securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act (except as part of any such registration, if permitted).

4.                                      Registration Procedures.

In connection with any registration of the Shares owned by a Gabelli Affiliate contemplated hereby, the Company will as expeditiously as possible:

(a)                                 Furnish to such Gabelli Affiliate, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents in such quantities as such Gabelli Affiliate may reasonably request from time to time in order to facilitate the disposition of the Shares.

(b)                                 Use its reasonable best efforts to register or qualify the Shares being registered as contemplated hereby (the “Registered Class A”) under such other securities or blue sky laws of such jurisdictions as such Gabelli Affiliate reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Gabelli Affiliate to consummate the disposition in such jurisdictions of the Registered Class A; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (b), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(c)                                  Use its reasonable best efforts to cause the Registered Class A to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable such Gabelli Affiliate to consummate the disposition of such Registered Class A.

(d)                                 Notify such Gabelli Affiliate at any time, (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registered Class A for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (iv) when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, except as otherwise provided in Section 1(c) hereof, the Company will, as expeditiously as practicable, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registered Class A, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)                                  Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registered Class A for sale in any jurisdiction at the earliest date reasonably practical.

(f)                                   Cause all such Registered Class A to be listed on the New York Stock Exchange or on any other securities exchange on which the Class A Common Stock is then listed, provided that the applicable listing requirements are satisfied.

(g)                                  Enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably requested by the relevant Gabelli Affiliate in order to expedite or facilitate the disposition of the Registered Class A.

(h)                                 Make available for inspection by such Gabelli Affiliate, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such Gabelli Affiliate or such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement.  Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Any Gabelli Affiliate shall use reasonable best efforts, prior to any disclosure by any such Inspector under clause (i) of the preceding sentence, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement.  Each Gabelli Affiliate further agrees that it will, upon learning that disclosure of Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(i)                                     In the event such sale is pursuant to an underwritten offering, use its reasonable best efforts to (i) obtain a comfort letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as any Gabelli Affiliate reasonably requests and (ii) ensure that (A) the representations, warranties and covenants contained in the applicable underwriting agreement shall expressly be for the benefit of any Gabelli Affiliate participating in such sale, (B) the conditions to closing in said underwriting agreement shall be reasonably satisfactory to such Gabelli Affiliate and (C) to the extent customary, all comfort letters and opinions of counsel contemplated by said underwriting agreements are delivered to such Gabelli Affiliate on the closing date of the offering.

(j)                                    Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and have the registration statement declared effective as soon as practicable after filing.

The Company may require any Gabelli Affiliate to furnish to the Company such information regarding such Gabelli Affiliate as the Company may from time to time reasonably request in writing, in each case only as required by the Securities Act or the rules and regulations thereunder.

Each Gabelli Affiliate agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(d) hereof, such Gabelli Affiliate will forthwith discontinue disposition of the Registered Class A pursuant to the registration statement covering such Registered Class A until such Gabelli Affiliate receives the copies of the supplemented or amended prospectus contemplated by Section 4(d) hereof, and, if so directed by the Company, such Gabelli Affiliate will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Gabelli Affiliate’s possession, of the prospectus covering such Registered Class A current at the time of receipt of such notice.  If interrupted by receipt of any such notice pursuant to Section 4(d), any 90-day period in respect of which the Company is required to maintain the effectiveness of a registration statement pursuant to Section 1(a) shall be extended by the number of days during which the interruption was in effect.

5.                                      Registration Expenses.

Other than in the case of a demand registration under Section 1(a)(ii) after the second such registration (a “Designated Registration”), all expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registered Class A), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the Registered Class A on the New York Stock Exchange or any other securities exchange on which such Class A Common Stock is then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, the fees and expenses of other persons retained by the Company, including transfer agents, trustees, depositories and registrars (all such expenses being herein called “Registration Expenses”), will be borne by the Company.  In the case of a Designated Registration, all Registration Expenses other than internal expenses of the Company and securities acts liability insurance obtained by the Company at its election, shall be borne by the Gabelli Affiliates participating in the offering.  The Company will not have any responsibility for any of the expenses of any Gabelli Affiliate incurred in connection with any registration statement hereunder, including, without limitation, underwriting discounts or commissions attributable to the sale of Registered Class A and fees and expenses of counsel for such Gabelli Affiliate.

6.                                      Indemnification; Contribution.

(a)                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (i) each Gabelli Affiliate, (ii) the directors, officers, partners, employees, agents, beneficiaries, trustees, members and affiliates of each Gabelli Affiliate, and the directors, officers, partners, employees and agents of each such affiliate, and (iii) each person who controls any of the foregoing (within the meaning of the Securities Act and the Exchange Act), and any investment adviser thereof, against any and all losses, claims, damages, liabilities, expenses (or actions or proceedings in respect thereof) or costs (including, without limitation, costs of investigation and reasonable attorneys’ fees and disbursements incurred by any such indemnified person in connection with enforcing its rights hereunder preparing, pursuing or defending any such loss, claim, damage, liability, expense, action or proceeding), including any of the foregoing incurred in settlement of any litigation commenced or threatened (collectively, “Losses”), joint or several, based upon or arising out of (x) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto, (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or (z) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with such registration, and the Company will reimburse each such indemnified party for any such Loss, except in each case insofar as any such Loss arises out of or is based upon an untrue statement or omission made in any such registration statement, prospectus, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or a violation of law or regulation in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof, it being understood that the information to be furnished to the Company for use in the preparation of any such document shall be limited only to the information specifically referenced in the penultimate sentence of Section 6(b).  Such indemnity shall remain in full force and effect regardless of any investigation made by such indemnified person and shall survive the Transfer of any Shares by any such indemnified person.  The indemnity in this Section 6(a) shall not apply to Losses incurred by a person other than in his or her capacity as a selling security holder.  In connection with an underwritten offering, the Company will provide customary indemnification to the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act).

(b)                                 Indemnification by Gabelli Affiliates.  In connection with any registration statement contemplated hereby, each Gabelli Affiliate participating in any offer or sale pursuant to such registration statement will furnish to the Company in writing such information with respect to such Gabelli Affiliate as the Company reasonably requests for use in connection with any such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto and agrees to indemnify and hold harmless, severally, and not jointly, to the fullest extent permitted by law, the Company, its directors, officers, employees, agents and affiliates and the directors, officers, partners, employees and agents of each such affiliate and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses insofar as such Losses arise out of or are based upon (i) an untrue or alleged untrue statement of a material fact contained in any such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent that such untrue statement or omission is contained in or omitted from any information with respect to such Gabelli Affiliate so furnished in writing by such Gabelli Affiliate expressly for use in the preparation of such registration statement, prospectus, preliminary prospectus, summary prospectus or amendment or supplement thereto, as the case may be, or (ii) any violation by such Gabelli Affiliate of any federal, state or common law rule or regulation applicable to such Gabelli Affiliate in connection with such registration.  It is understood that the information to be furnished by a Gabelli Affiliate to the Company for use in the preparation of any such document shall be limited only to information regarding such Gabelli Affiliate, the ownership of such Gabelli Affiliate’s Common Equity Securities, such Gabelli Affiliate’s intended method or methods of distribution and any other information required by law.  The liability of a Gabelli Affiliate under this Section 6(b) shall not exceed the amount of net proceeds received by such Gabelli Affiliate (net of underwriting discounts borne by such Gabelli Affiliate) from the sale of the Shares in the offering that is the subject of an indemnity claim under this Section 6(b).

(c)                                  Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnified party of its obligations under this Section 6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice.  Unless in the reasonable judgment of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, the indemnified party shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.  No indemnifying party will be subject to any liability for any settlement made without its consent.  No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of the applicable indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)                                 Indemnification Payments.  Any indemnification required to be made by an indemnifying party pursuant to this Section 6 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to indemnifiable Losses incurred by such indemnified party.

(e)                                  Contribution.  If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses or is insufficient to hold harmless an indemnified party from all Losses covered thereby, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding anything else contained herein, (i) no party shall be liable for contribution under this Section 6(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 6 if such indemnification were enforceable under applicable law and (ii) no Gabelli Affiliate (or related indemnified party) shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Gabelli Affiliate (net of underwriting discounts borne by such Gabelli Affiliate) from the sale of Shares in the offering that is the subject of the claim for contribution exceeds the amount of any damages which such Gabelli Affiliate (or related indemnified party) would have been required to pay by reason of the indemnity under this Section 6 if such indemnification was enforceable under applicable law.

If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(e).

7.                                      Participation in Underwritten Registrations.  A Gabelli Affiliate may not participate in any underwritten registration hereunder or otherwise unless such Gabelli Affiliate (a) agrees to sell the Shares on the basis provided in any underwriting arrangements with customary terms and conditions for a secondary offering approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that none of the foregoing shall in any way limit the obligations of the Company under Section 6.

8.                                      Miscellaneous.

(a)                                 No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Gabelli Affiliates in this Agreement.

(b)                                 Amendments.  This Agreement may not be amended, modified or altered except by a writing duly signed by the party against which such amendment or modification is sought to be enforced.

(c)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Gabelli Affiliates and the respective successors and permitted assigns of the Company and the Gabelli Affiliates.  This Agreement may not be assigned by either the Company or a Gabelli Affiliate without the prior written consent of the other party hereto; provided that the Company agrees that all transferees of all or substantially all of the Shares held by Gabelli shall be accorded all of the registration rights of Gabelli hereunder.  The Company shall assign its rights and obligations hereunder to any entity that succeeds to all or substantially all of its assets, by merger or otherwise, including to any holding company that may be formed to be the parent of the Company, if such entity becomes the issuer of the securities then owned by the Gabelli Affiliates.

(d)                                 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

(e)                                  Headings.  The headings in this Agreement are for reference purposes only and shall not constitute a part hereof.

(f)                                   Construction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving any effect to principles of conflicts of laws.

(g)                                  Notices.  Any notice required or desired to be delivered hereunder shall be (i) in writing, (ii) delivered by personal delivery, sent by commercial delivery service or certified mail, return receipt requested, or by facsimile or electronic mail, (iii) deemed to have been given on the date of personal delivery, the date set forth in the records of the delivery service or return receipt, or in the case of facsimile or electronic mail, upon dispatch, and (iv) addressed as designated on SCHEDULE 1 hereto (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof), with copies as designated on SCHEDULE 1 hereto.

(h)                                 Severability.  If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

(i)                                     Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)                                    Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

(k)                                 Effectiveness.  This Agreement shall become effective on [              ], 2015, or if the Distribution is not consummated on that date, then it shall become effective on the date on which the Distribution is consummated, in each case without any further action of any of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

ASSOCIATED CAPITAL GROUP, INC.

By:
Name:
Title:

MARIO J. GABELLI,
in his individual capacity

By:
Name: Mario J. Gabelli

GGCP, INC.

By:
Name:
Title:

[Signature Page to Gabelli Affiliates Registration Rights Agreement]

ANNEX A

DEFINITIONS

“ACG” means Associated Capital Group, Inc., a Delaware corporation.

“Class A Common Stock” has the meaning ascribed thereto in the Recitals.

“Class B Common Stock” has the meaning ascribed thereto in the Recitals.

“Commission” has the meaning ascribed thereto in Section 1(a) hereof.

“Common Equity Securities” means shares of any class of common stock, or any securities convertible into or exchangeable or exercisable for shares of any class of common stock of the Company.

“Company” has the meaning ascribed thereto in the Recitals.

“Creditor” means any financial institution approved by the Company, such approval not to be unreasonably withheld.

“Designated Registration” shall have the meaning ascribed thereto in Section 5 hereof.

“Distribution” has the meaning ascribed thereto in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Gabelli” means Mario J. Gabelli; such term does not include Mr. Mario J. Gabelli’s legal representatives or his estate.

“Gabelli Affiliates” has the meaning ascribed thereto in the Preamble hereof.

“GAMCO Class A Stock” has the meaning ascribed thereto in the Recitals.

“GAMCO Class B Stock” has the meaning ascribed thereto in the Recitals.

“Inspectors” has the meaning ascribed thereto in Section 4(g) hereof.

“Losses” has the meaning ascribed thereto in Section 6(a) hereof.

“Market Price” has the meaning ascribed thereto in Section 1(d) hereof.

“Materiality Notice” has the meaning ascribed thereto in Section 1(c) hereof.

“Permanent Incapacity” means, with respect to an individual, any individual whose ability to receive and evaluate information effectively or to communicate decisions, or both, is impaired to such an extent that the individual permanently lacks the capacity to manage his or her financial resources, as determined by certification of one licensed physician.

“Public Offering” has the meaning ascribed thereto in the Recitals.

“Records” has the meaning ascribed thereto in Section 4(g) hereof.

“Registered Class A” has the meaning ascribed thereto in Section 4(b).

“Registration Expenses” has the meaning ascribed thereto in Section 5 hereof.

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“Rule 144 Threshold” means the product of (a) the maximum number of shares of Class A Common Stock of the Company that could be sold under Rule 144(e)(1) under the Securities Act (or any successor rule or regulation) and (b) the applicable Market Price provided for in this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means (i) shares of Class A Common Stock acquired by any Gabelli Affiliate in the Distribution, (ii) any shares of Class A Common Stock acquired by any Gabelli Affiliate as a result of any stock split, stock dividend or other recapitalization with respect to any shares of Class A Common Stock and Class B Common Stock acquired by any Gabelli Affiliate in the Distribution or acquired as provided in this clause (ii) and (iii) shares of Class A Common Stock acquired upon conversion of Class B Common Stock acquired in the Distribution or acquired as provided in clause (ii).

“Suspension of Effectiveness” has the meaning ascribed thereto in Section 1(c) hereof.

“Suspension of Filing” has the meaning ascribed thereto in Section 1(c) hereof.

“Suspension of Offering” has the meaning ascribed thereto in Section 1(c) hereof.

“Trading Day” has the meaning ascribed thereto in Section 1(d) hereof.

“Transfer” means a sale, transfer or other disposition.

“Transition Time” means the death or Permanent Incapacity of Mario J. Gabelli.

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SCHEDULE 1

NOTICES

To the Company:

Associated Capital Group, Inc.
One Corporate Center
Rye, NY 10580-1422
Attn:  David Goldman
Facsimile:  (914) 921-5098

To the Gabelli Affiliates:

One Corporate Center
Rye, NY 10580-1422
Attn:  [ ]
Facsimile:  [ ]

With copies to (which shall not constitute notice):

Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Attn:  Michael Zuppone
Facsimile:  (212) 318-6906
E-mail:  MichaelZuppone@paulhastings.com

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